EXHIBIT 24-A

                 THE UNION LIGHT, HEAT AND POWER COMPANY
                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That each person signing below constitutes J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his/her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, in any capacity, to sign Registration Statements on Forms S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of not to exceed an aggregate principal amount of $55 million of the Company s First Mortgage Bonds or unsecured indebtedness, in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full authority to do each act necessary to be done, as fully to all purposes as he/she might do in person, hereby ratifying all that the attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 1st day of May 1995 by the undersigned Directors and Officers of The Union Light, Heat and Power Company in the capacities indicated.


     /s/ Terry E. Bruck            /s/ Cheryl M. Foley
- -------------------------------   --------------------------------
        Terry E. Bruck                     Cheryl M. Foley
           Director                           Director


     /s/ J. Wayne Leonard              /s/ Jackson H. Randolph
- -------------------------------   --------------------------------
       J. Wayne Leonard                  Jackson H. Randolph
Director, Group Vice President      Director and Chief Executive
  and Chief Financial Officer                  Officer


      /s/ James E. Rogers               /s/ Stephen G. Salay
- -------------------------------   --------------------------------
        James E. Rogers                   Stephen G. Salay
           Director                           Director


     /s/ George H. Stinson              /s/ Charles J. Winger
- -------------------------------   --------------------------------
       George H. Stinson                  Charles J. Winger
           Director                          Comptroller